SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

March 13, 2007

FIRSTCITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	033-19694	76-0243729
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6400 Imperial Drive

Waco, Texas 76712

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (254) 761-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosures.

The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosures.”

On March 13, 2007, FirstCity Financial Corporation (“FirstCity” or the “Company”) issued a press release announcing its intention to file a 15-day extension notification with the Securities and Exchange Commission regarding its Annual Report on Form 10-K for the fiscal year ended December 31, 2006.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)                     Exhibits

The following exhibits are furnished with this Form 8-K.

99.1         Text of press release of FirstCity Financial Corporation issued on March 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FirstCity Financial Corporation

Date:	March 14, 2007	By:	/S/ J. Bryan Baker

J. Bryan Baker Senior Vice President, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1 —	Text of press release of FirstCity Financial Corporation issued on March 13, 2007.